                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


            Date of Report (Date of earliest event) January 17, 2002



                           BELDEN & BLAKE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Ohio                         0-20100                  34-1686642
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)



 5200 Stoneham Road, North Canton, Ohio                                  44720
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

                                 (330) 499-1660
               --------------------------------------------------
               Registrant's telephone number, including area code

ITEM 9. REGULATION FD DISCLOSURE

     Belden & Blake Corporation ("Belden & Blake" or the "Company") is furnishing the following information under Item 9 of this Current Report on Form 8-K.

     The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, except if the Company specifically states that the information is to be considered "filed" under the Securities Exchange Act of 1934 or incorporates it by reference into a filing under the Securities Act of 1933 or the Securities Exchange Act of 1934. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

     The information in this document includes forward-looking statements that are made pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Belden & Blake are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements contained herein. These risks and uncertainties include, but are not limited to, the Company's access to capital, the market demand for and prices of oil and natural gas, the Company's oil and gas production and costs of operation, results of the Company's future drilling activities, the uncertainties of reserve estimates and environmental risks. These and other risks are described in the Company's 10-K and 10-Q reports and other filings with the Securities and Exchange Commission.


NATURAL GAS HEDGE POSITION MONETIZATION AND RESTRUCTURING

     On January 17 and 18, 2002, the Company monetized 9,350 Bbtu (billion British thermal units) of its 2002 natural gas hedge position at a weighted average New York Mercantile Exchange ("NYMEX") price of $2.53 per Mmbtu (million British thermal units) and 3,840 Bbtu of its 2003 natural gas hedge position at a NYMEX price of $3.01 per Mmbtu. The Company received net proceeds of $22.7 million that will be recognized as natural gas revenue over the contract periods in 2002 and 2003.

     The Company entered into a collar for 9,350 Bbtu of its natural gas production in 2002 with a ceiling price of $4.00 and a floor price of $2.25 per Mmbtu. The Company also sold a floor at $1.75 per Mmbtu on this volume of gas. This aggregate structure, herein referred to as a three-way collar, has the effect of: 1) setting a maximum price of $4.00 per Mmbtu; 2) floating at prices from $2.25 to $4.00 per Mmbtu; 3) locking in a price of $2.25 per Mmbtu if prices are between $1.75 and $2.25 per Mmbtu; and 4) receiving a price of $0.50 per Mmbtu above the price if the price is $1.75 or less. All prices are based on monthly NYMEX settle. The Company paid $1.0 million for the three-way collar structure.

     The Company used the net proceeds of $21.7 million to pay down on its credit facility. The Company has a credit facility with a borrowing base of $100 million. At January 22, 2002, the Company had $2.3 million of outstanding letters of credit. At January 22, 2002, the outstanding balance under the credit facility was $37.8 million with $59.9 million of borrowing capacity available for general corporate purposes.

     The following table summarizes, as of January 21, 2002, the Company's deferred gains on terminated natural gas hedges. Cash has been received and the deferred gains recorded in accumulated other comprehensive income. The deferred gains will be recognized as increases to gas revenues during the periods in which the hedges were originally scheduled to mature.

                                                    2002                   2003
                                     ----------------------------------  -------
                                      FIRST    SECOND   THIRD    FOURTH
                                     QUARTER  QUARTER  QUARTER  QUARTER
                                     -------  -------  -------  -------
                                                   (IN THOUSANDS)
Natural Gas Hedges Terminated
in January 2002                       $4,102   $5,271   $5,254   $5,251   $2,861

     To manage its exposure to natural gas or oil price volatility, the Company may partially hedge its physical gas or oil sales prices by selling futures contracts on the NYMEX or by selling NYMEX based commodity derivative contracts which are placed with major financial institutions that the Company believes are minimal credit risks. The contracts may take the form of futures contracts, swaps, collars or options.

     The Company's financial results and cash flows can be significantly impacted as commodity prices fluctuate widely in response to changing market conditions. Accordingly, the Company may modify its fixed price contract and financial hedging positions by entering into new transactions or terminating existing contracts. The following tables reflect the natural gas volumes and the weighted average prices under financial hedges (including settled hedges), fixed price contracts, three-way collars and costless collars at January 21, 2002:

                                       NATURAL GAS SWAPS                 FIXED PRICE CONTRACTS
                             -------------------------------------    ---------------------------
                                                       ESTIMATED                     ESTIMATED
                                      NYMEX PRICE       WELLHEAD       ESTIMATED      WELLHEAD
QUARTER ENDING                BBTU     PER MMBTU     PRICE PER MCF       MMCF       PRICE PER MCF
--------------               -----    -----------    -------------    ----------    -------------
March 31, 2002                850        $ 4.95         $ 5.20           1,070          $ 4.48
June 30, 2002                  --            --             --             820            4.20
September 30, 2002             --            --             --             690            4.32
December 31, 2002              --            --             --             570            4.49
                              ---        ------         ------           -----          ------
                              850        $ 4.95         $ 5.20           3,150          $ 4.37
                              ===        ======         ======           =====          ======
March 31, 2003                                                              65          $ 2.50
June 30, 2003                                                               65            2.50
September 30, 2003                                                          65            2.50
December 31, 2003                                                           65            2.50
                                                                         -----          ------
                                                                           260          $ 2.50
                                                                         =====          ======

                                                  THREE-WAY NATURAL GAS COLLARS
                             ------------------------------------------------------------------------
                                         MONTHLY NYMEX SETTLE OF         MONTHLY NYMEX SETTLE LOWER
                                             $1.75 OR HIGHER                     THAN $1.75
                                      ------------------------------    -----------------------------
                                          NYMEX
                                        PRICE PER        ESTIMATED         NYMEX         ESTIMATED
                                          MMBTU           WELLHEAD       PRICE PER        WELLHEAD
QUARTER ENDING                BBTU      FLOOR/CAP      PRICE PER MCF       MMBTU       PRICE PER MCF
--------------               -----    -------------    -------------    -----------    --------------
March 31, 2002               1,700    $ 2.25 - 4.00    $ 2.50 - 4.25      Monthly         Monthly
June 30, 2002                2,550      2.25 - 4.00      2.40 - 4.15       NYMEX           NYMEX
September 30, 2002           2,550      2.25 - 4.00      2.40 - 4.15    settle plus     settle plus
December 31, 2002            2,550      2.25 - 4.00      2.47 - 4.22       $0.50       $0.65 to $0.75
                             -----    -------------    -------------
                             9,350    $ 2.25 - 4.00    $ 2.44 - 4.19
                             =====    =============    =============

                                              NATURAL GAS COLLARS
                               -----------------------------------------------
                                                NYMEX
                                              PRICE PER            ESTIMATED
                                                MMBTU               WELLHEAD
                                BBTU          FLOOR/CAP          PRICE PER MCF
                               -----        -------------        -------------
March 31, 2003                 1,650        $ 3.40 - 5.23        $ 3.65 - 5.48
June 30, 2003                  1,650          3.40 - 5.23          3.55 - 5.38
September 30, 2003             1,650          3.40 - 5.23          3.55 - 5.38
December 31, 2003              1,650          3.40 - 5.23          3.62 - 5.45
                               -----        -------------        -------------
                               6,600        $ 3.40 - 5.23        $ 3.59 - 5.42
                               =====        =============        =============


     MCF - THOUSAND CUBIC FEET       MMBTU - MILLION BRITISH THERMAL UNITS
     MMCF - MILLION CUBIC FEET       BBTU - BILLION BRITISH THERMAL UNITS

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2002                      BELDEN & BLAKE CORPORATION
                                            (Registrant)


                                            By: /s/ Robert W. Peshek
                                                --------------------------------
                                                Robert W. Peshek, Vice President
                                                and Chief Financial Officer